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                                                                    EXHIBIT 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated March 15, 1996, and March 10, 1995, respectively, included in Convest Energy Corporation's Annual Report on Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Registration Statement.



                                                     ARTHUR ANDERSEN & CO. LLP



Houston, Texas
May 28, 1996